On behalf of Hatteras Alternative Mutual Funds Trust and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the definitive Prospectus dated September 23, 2013 for the Hatteras Long/Short Debt Fund, which was filed pursuant to Rule 497(c) on September 23, 2013.  The purpose of this filing is to submit the XBRL exhibits for the risk/return summary provided in the 497(c) filing (Accession Number 0000894189-13-005354).

The XBRL exhibits attached hereto consist of the following:

EXHIBIT INDEX

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE